EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	3 MONTHS ENDED		%
	MARCH 31,		INCREASE
	2017	2016	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$3,434	$3,573	-3.89%
Return on Average Assets	1.11%	1.18%	-5.93%
Return on Average Equity	7.38%	7.60%	-2.89%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,233,924	$1,216,544	1.43%
Available-for-Sale Securities	376,919	413,606	-8.87%
Loans (Net)	753,277	693,944	8.55%
Allowance for Loan Losses	8,744	7,661	14.14%
Deposits and Repo Sweep Accounts	986,495	962,989	2.44%

OFF-BALANCE SHEET HIGHLIGHTS
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	164,291	153,778	6.84%
Trust Assets Under Management	880,979	826,470	6.60%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$0.28	$0.29	-3.45%
Net Income - Diluted	$0.28	$0.29	-3.45%
Dividends	$0.26	$0.26	0.00%
Common Book Value	$15.41	$15.59	-1.15%
Tangible Common Book Value	$14.42	$14.60	-1.23%
Market Value (Last Trade)	$23.28	$19.88	17.10%
Market Value / Common Book Value	151.07%	127.52%	18.47%
Market Value / Tangible Common Book Value	161.44%	136.16%	18.57%
Price Earnings Multiple (Annualized)	20.79	17.14	21.30%
Dividend Yield (Annualized)	4.47%	5.23%	-14.53%
Common Shares Outstanding, End of Period	12,159,607	12,081,030	0.65%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.35%	14.64%	-1.98%
Nonperforming Assets / Total Assets	1.28%	1.36%	-5.88%
Allowance for Loan Losses / Total Loans	1.15%	1.09%	5.50%
Total Risk Based Capital Ratio (a)	23.65%	24.19%	-2.23%
Tier 1 Risk Based Capital Ratio (a)	22.50%	23.12%	-2.68%
Common Equity Tier 1 Risk Based Capital Ratio (a)	22.50%	23.12%	-2.68%
Leverage Ratio (a)	14.30%	14.26%	0.28%

AVERAGE BALANCES
Total Assets	$1,241,392	$1,214,392	2.22%
Total Equity	$186,202	$188,007	-0.96%

(a) Capital ratios for the most recent period are estimated.

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QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data) (Unaudited)	For the Three Months Ended:
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2017	2016	2016	2016	2016
Interest income	$11,112	$11,106	$11,131	$10,924	$10,937
Interest expense	953	920	944	925	904
Net interest income	10,159	10,186	10,187	9,999	10,033
Provision (credit) for loan losses	452	(3)	538	318	368
Net interest income after provision (credit) for loan losses	9,707	10,189	9,649	9,681	9,665
Noninterest revenue	3,864	4,031	3,884	3,906	3,690
Net gains on available-for-sale securities	145	69	584	122	383
Noninterest expenses	9,298	8,558	8,579	8,535	9,072
Income before income tax provision	4,418	5,731	5,538	5,174	4,666
Income tax provision	984	1,500	1,451	1,303	1,093
Net income	$3,434	$4,231	$4,087	$3,871	$3,573
Net income attributable to common shares	$3,416	$4,209	$4,065	$3,850	$3,553
Net income per share – basic	$0.28	$0.35	$0.34	$0.32	$0.29
Net income per share – diluted	$0.28	$0.35	$0.34	$0.32	$0.29

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	March 31,	Dec. 31,	March 31,
	2017	2016	2016
ASSETS
Cash & Due from Banks	$32,543	$32,109	$41,173
Available-for-Sale Securities	376,919	395,077	413,606
Loans Held for Sale	163	142	526
Loans, Net	753,277	743,362	693,944
Intangible Assets	11,958	11,959	11,969
Other Assets	59,064	59,643	55,326
TOTAL ASSETS	$1,233,924	$1,242,292	$1,216,544

LIABILITIES
Deposits	$980,251	$983,843	$955,848
Repo Sweep Accounts	6,244	5,175	7,141
Total Deposits and Repo Sweeps	986,495	989,018	962,989
Borrowed Funds	52,888	59,454	57,503
Other Liabilities	7,191	7,812	7,742
TOTAL LIABILITIES	1,046,574	1,056,284	1,028,234

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income/ Loss	187,825	186,906	182,914
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	(630)	(949)	5,347
Defined Benefit Plans Adjustment, Net	155	51	49
TOTAL SHAREHOLDERS' EQUITY	187,350	186,008	188,310
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,233,924	$1,242,292	$1,216,544

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AVAILABLE-FOR-SALE SECURITIES	March 31, 2017		December 31, 2016
(In Thousands)	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$9,674	$9,568	$9,671	$9,541
Obligations of states and political subdivisions:
Tax-exempt	117,272	118,710	118,140	119,037
Taxable	28,559	28,805	30,073	30,297
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	49,896	49,359	58,922	58,404
Residential collateralized mortgage obligations	137,077	135,681	147,915	146,608
Commercial mortgage-backed securities	34,411	33,825	30,817	30,219
Total debt securities	376,889	375,948	395,538	394,106
Marketable equity securities	1,000	971	1,000	971
Total	$377,889	$376,919	$396,538	$395,077

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	March 31,	Dec. 31,	March 31,
	2017	2016	2016
Residential mortgage:
Residential mortgage loans - first liens	$340,431	$334,102	$306,753
Residential mortgage loans - junior liens	23,717	23,706	21,622
Home equity lines of credit	36,810	38,057	38,627
1-4 Family residential construction	24,041	24,908	20,010
Total residential mortgage	424,999	420,773	387,012
Commercial:
Commercial loans secured by real estate	153,385	150,468	154,646
Commercial and industrial	79,493	83,854	71,628
Political subdivisions	44,625	38,068	38,364
Commercial construction and land	15,252	14,287	7,445
Loans secured by farmland	7,497	7,294	7,168
Multi-family (5 or more) residential	7,622	7,896	8,393
Agricultural loans	3,992	3,998	4,492
Other commercial loans	11,131	11,475	11,387
Total commercial	322,997	317,340	303,523
Consumer	14,025	13,722	11,070
Total	762,021	751,835	701,605
Less: allowance for loan losses	(8,744)	(8,473)	(7,661)
Loans, net	$753,277	$743,362	$693,944

Loans Held for Sale
(In Thousands)	March 31,	Dec. 31,	March 31,
	2017	2016	2016
Residential mortgage loans originated and serviced - outstanding balance	$164,454	$163,438	$154,304
Less: outstanding balance of loans sold	(164,291)	(163,296)	(153,778)
Loans held for sale, net	$163	$142	$526

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	3 Months
	Ended	Ended	Ended	Ended
	March 31,	Dec. 31,	Dec. 31,	March 31,
	2017	2016	2016	2016
Balance, beginning of period	$8,473	$8,421	$7,889	$7,889
Charge-offs	(200)	(20)	(757)	(613)
Recoveries	19	75	120	17
Net (charge-offs) recoveries	(181)	55	(637)	(596)
Provision (credit) for loan losses	452	(3)	1,221	368
Balance, end of period	$8,744	$8,473	$8,473	$7,661

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	March 31,	Dec 31,	March 31,
	2017	2016	2016
Impaired loans with a valuation allowance	$3,319	$3,372	$1,420
Impaired loans without a valuation allowance	5,380	7,488	8,210
Total impaired loans	$8,699	$10,860	$9,630

Total loans past due 30-89 days and still accruing	$6,476	$7,735	$11,373

Nonperforming assets:
Total nonaccrual loans	$11,231	$8,736	$10,944
Total loans past due 90 days or more and still accruing	2,714	6,838	3,957
Total nonperforming loans	13,945	15,574	14,901
Foreclosed assets held for sale (real estate)	1,878	2,180	1,584
Total nonperforming assets	$15,823	$17,754	$16,485

Loans subject to troubled debt restructurings (TDRs):
Performing	$752	$5,803	$1,167
Nonperforming	3,083	2,874	5,146
Total TDRs	$3,835	$8,677	$6,313

Total nonperforming loans as a % of loans	1.83%	2.07%	2.12%
Total nonperforming assets as a % of total assets	1.28%	1.43%	1.36%
Allowance for loan losses as a % of total loans	1.15%	1.13%	1.09%
Allowance for loan losses as a % of nonperforming loans	62.70%	54.40%	51.41%

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Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2017	Return/	12/31/2016	Return/	3/31/2016	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$271,251	2.11%	$279,385	1.96%	$305,880	2.09%
Tax-exempt	117,628	4.44%	118,541	4.36%	105,406	5.23%
Total available-for-sale securities	388,879	2.81%	397,926	2.67%	411,286	2.89%
Interest-bearing due from banks	14,923	0.87%	14,424	0.74%	20,348	0.47%
Loans held for sale	201	8.07%	341	7.00%	452	5.34%
Loans receivable:
Taxable	698,042	4.87%	688,123	4.87%	640,959	5.00%
Tax-exempt	61,336	4.55%	57,293	4.53%	60,677	4.54%
Total loans receivable	759,378	4.84%	745,416	4.84%	701,636	4.96%
Total Earning Assets	1,163,381	4.11%	1,158,107	4.05%	1,133,722	4.13%
Cash	16,013		16,636		15,588
Unrealized gain/loss on securities	(958)		4,223		7,055
Allowance for loan losses	(8,593)		(8,585)		(7,932)
Bank premises and equipment	15,712		15,425		15,458
Intangible assets	11,959		11,960		11,971
Other assets	43,878		41,431		38,530
Total Assets	$1,241,392		$1,239,197		$1,214,392

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$201,120	0.16%	$212,463	0.16%	$195,142	0.12%
Money market	191,103	0.17%	199,983	0.18%	191,514	0.17%
Savings	138,805	0.10%	135,059	0.10%	130,003	0.10%
Certificates of deposit	113,636	0.80%	113,776	0.78%	113,411	0.72%
Individual Retirement Accounts	99,028	0.43%	101,046	0.43%	105,562	0.41%
Other time deposits	791	0.00%	676	0.00%	804	0.00%
Total interest-bearing deposits	744,483	0.28%	763,003	0.28%	736,436	0.26%
Borrowed funds:
Short-term	41,386	0.75%	18,182	0.48%	35,683	0.70%
Long-term	38,419	3.75%	38,497	3.75%	38,725	3.77%
Total borrowed funds	79,805	2.20%	56,679	2.70%	74,408	2.30%
Total Interest-bearing Liabilities	824,288	0.47%	819,682	0.45%	810,844	0.45%
Demand deposits	222,740		221,928		208,163
Other liabilities	8,162		9,366		7,378
Total Liabilities	1,055,190		1,050,976		1,026,385
Stockholders' equity, excluding accumulated other comprehensive income/loss	186,689		185,437		183,376
Accumulated other comprehensive income/loss	(487)		2,784		4,631
Total Stockholders' Equity	186,202		188,221		188,007
Total Liabilities and Stockholders' Equity	$1,241,392		$1,239,197		$1,214,392
Interest Rate Spread		3.64%		3.60%		3.68%
Net Interest Income/Earning Assets		3.78%		3.73%		3.81%

Total Deposits (Interest-bearing and Demand)	$967,223		$984,931		$944,599

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2017	2016	2016
Service charges on deposit accounts	$1,084	$1,172	$1,138
Service charges and fees	97	104	94
Trust and financial management revenue	1,180	1,193	1,144
Brokerage revenue	156	187	173
Insurance commissions, fees and premiums	41	28	21
Interchange revenue from debit card transactions	520	512	463
Net gains from sales of loans	166	330	168
Loan servicing fees, net	72	64	22
Increase in cash surrender value of life insurance	90	96	96
Other operating income	458	345	371
Total noninterest income, before realized gains on available-for-sale securities, net	$3,864	$4,031	$3,690

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2017	2016	2016
Salaries and wages	$3,868	$3,710	$3,887
Pensions and other employee benefits	1,530	1,218	1,437
Occupancy expense, net	578	570	609
Furniture and equipment expense	453	429	427
FDIC Assessments	94	40	142
Pennsylvania shares tax	336	342	322
Professional fees	227	310	289
Automated teller machine and interchange expense	294	330	249
Software subscriptions	280	252	241
Other operating expense	1,638	1,357	1,469
Total noninterest expense	$9,298	$8,558	$9,072

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